Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST 1993-4

KEY PERFORMANCE FACTORS
June, 1998

Scheduled Maturity                                      6/15/99


Coupon                                                  5.9375%


Excess Protection Level
   3 Month Average  5.43%
     June, 1998  5.02%
     May, 1998  5.31%
     April, 1998  5.97%



Cash Yield                                              18.15%


Investor Charge Offs                                    5.19%


Base Rate                                               7.94%


Over 35 Day Delinquency                                 5.41%


Seller's Interest                                       25.60%


Total Payment Rate                                      10.81%


Total Principal Balance                                $4,569,613,783.29


Investor Participation Amount                          $1,000,000,000.00


Seller Participation Amount                            $1,169,613,783.2